UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 1, 2021

First Horizon Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185		62-0803242
(State or Other Jurisdiction	(Commission File Number)		(IRS Employer
of Incorporation)			Identification No.)

165 Madison Avenue	Memphis	Tennessee	38103
(Address of Principal Executive Office)			(Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series F	FHN PR F	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 is the text of an announcement by First Horizon Corporation (“FHN”), released today.

Exhibit 99.1 is furnished pursuant to Item 7.01, “Regulation FD Disclosure.” The exhibit speaks as of the date thereof and FHN does not assume any obligation to update in the future the information therein.

ITEM 8.01. Other Events

On September 1, 2021, FHN announced that, as a consequence of Hurricane Ida and its aftermath, FHN will postpone the conversion of the IBERIABANK operating systems and rebranding until first quarter of 2022.

Forward-Looking Statements

This report and its exhibit contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) with respect to FHN’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of FHN, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in FHN’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: the possibility that the anticipated benefits of FHN’s 2020 merger with IBERIABANK Corporation (the “2020 merger”) will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in any or all of FHN’s market areas; the possibility that the 2020 merger may be more expensive to integrate than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships resulting from the 2020 merger; FHN’s success in executing its business plans and strategies following the 2020 merger, and managing the risks involved in the foregoing; the potential impacts on FHN’s businesses of the coronavirus COVID-19 pandemic, including negative impacts from quarantines, market declines, and volatility, and changes in client behavior related to COVID-19; the known and potential impacts on FHN’s businesses, integration plans related to the 2020 merger, clients, and communities associated with Hurricane Ida and future violent weather events; and other factors that may affect future results of FHN.

FHN cautions that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in FHN’s annual report on Form 10-K for the year ended December 31, 2020, and its quarterly reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, all filed with the SEC and available on the SEC’s website, http://www.sec.gov, and also available in the “Investor Relations” section of FHN’s website, http://www.FirstHorizon.com, under the heading “SEC Filings,” and in other documents FHN files with the SEC.

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT

Item 9.01.	Financial Statements and Exhibits

The following Exhibit 99.1, furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of FHN’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit #	Description

99.1	Announcement released September 1, 2021

104	Cover Page Interactive Data File, formatted in Inline XBRL

*  *  *  *  *

FIRST HORIZON CORPORATION	3	FORM 8-K CURRENT REPORT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Corporation
(Registrant)

Date: September 1, 2021	By:	/s/ Anthony J. Restel
Anthony J. Restel
Senior Executive Vice President—Chief Operating
Officer, and interim Chief Financial Officer

FIRST HORIZON CORPORATION	4	FORM 8-K CURRENT REPORT